Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2284

All Cap Core Strategy 2023-2

Small Cap Core Strategy 2023-2

Supplement to the Prospectus

As of June 16, 2023, World Fuel Services Corporation (ticker: INT) has changed its name to World Kinect Corporation (ticker: WKC). As a result, effective immediately, all references to World Fuel Corporation in the Portfolios’ prospectuses are replaced with World Kinect Corporation.

Supplement Dated: June 16, 2023